UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported):  November 16, 2011

InspireMD, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-162168	26-2123838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Menorat Hamaor St. Tel Aviv, Israel	67448
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 972-3-691-7691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2011, Sol J. Barer, Ph.D., a member of the board of directors of InspireMD, Inc. (the “Company”) since July 11, 2011, was named the Company’s chairman.  In connection with his appointment as chairman, Dr. Barer was issued the following securities:

•	2,900,000 shares of the Company’s common stock (the “Common Stock”);

•
An option to purchase 1,450,000 shares of Common Stock, which will vest and become exercisable in substantially equal monthly installments on the last business day of each calendar month over a two year period from the date of grant, with the first installment vesting on November 30, 2011;

•
An option to purchase 725,000 shares of Common Stock, which will vest and become exercisable upon the date the Common Stock becomes listed on a registered national securities exchange (such as the New York Stock Exchange, NASDAQ Stock Market, or the NYSE AMEX), provided that such listing occurs on or before December 31, 2012; and

•
An option to purchase 725,000 shares of Common Stock, which will vest and become exercisable upon the date the Company receives research coverage from at least two investment banks that ranked in the top twenty investment banks in terms of underwritings as of the most recently completed fiscal year, and/or leading analysts, as ranked by either the Wall Street Journal, the Financial Times, Zacks Investment Research or Institutional Investor, provided that the Company receives such coverage on or before December 31, 2012.

The exercise price for all of the above-referenced options is $1.95 per share and the vesting of each of the options is conditioned upon Dr. Barer providing services to the Company in some capacity on each such vesting date.

The foregoing description of the grant of shares of Common Stock is qualified in its entirety by reference to the full text of the stock award agreement entered into by the Company and Dr. Barer, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

The foregoing description of the options is qualified in its entirety by reference to the full text of the nonqualified stock option agreement granting the options entered into by the Company and Dr. Barer, a copy of which is attached as Exhibit 10.2 to this Current Report on Form 8-K.

Item 7.01                      Regulation FD Disclosure

On November 17, 2011, the Company issued a press release announcing the appointment of Dr. Barer as the Company’s chairman.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in the accompanying exhibit shall not be incorporated by reference into any of the Company’s filings, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this press release shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description
10.1	Stock Award Agreement, dated as of November 16, 2011, by and between InspireMD, Inc. and Sol J. Barer, Ph.D.

10.2	Nonqualified Stock Option Agreement, dated as of November 16, 2011, by and between InspireMD, Inc. and Sol J. Barer, Ph.D.

99.1	Press Release of InspireMD, Inc., dated November 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INSPIREMD, INC.

Date: November 18, 2011	By:
Name: Craig Shore
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Stock Award Agreement, dated as of November 16, 2011, by and between InspireMD, Inc. and Sol Barer, Ph.D.

10.2	Nonqualified Stock Option Agreement, dated as of November 16, 2011, by and between InspireMD, Inc. and Sol J. Barer, Ph.D.

99.1	Press Release of InspireMD, Inc., dated November 17, 2011